UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

U.S. WELL SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Boulevard Suite 1800
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 832 562-3730

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (0.0001 par value)	USWS	NASDAQ Global Select Market
Warrants	USWSW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on September 7, 2021 U.S. Well Services, Inc. (the “Company”) received written notice from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company had failed to maintain compliance with the minimum bid requirement under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). The Company appealed that determination pursuant to procedures set forth in the Nasdaq rules. The Company’s appeal was heard by a Nasdaq Hearings Panel (the “Panel”) on October 14, 2021.

On October 22, 2021, the Company received a letter from the Nasdaq notifying the Company that it had regained compliance with the Bid Price Rule. Accordingly, the Panel has determined to continue the listing of the Company’s shares of Class A common stock on the Nasdaq and is closing this matter.

The Panel has determined to impose a monitoring period (the “Monitor Period”), pursuant to Listing Rule 5815(d)(4)(A). During the Monitor Period, which lasts until October 24, 2022, the Company shall notify the Panel, in writing, in the event of a closing bid price below $1.00 on any trading day, and/or in the event the Company falls out of compliance with any other applicable listing requirement. Should the Company evidence a closing bid price of under $1.00 for 30 consecutive trading days at any point during the Monitor Period, the Panel (or a newly convened Panel if the initial Panel is unavailable) will provide written notice to the Company that it will promptly conduct a hearing with regards to this deficiency. The Company will have the opportunity to respond and present to the Panel as provided by Listing Rule 5815(d)(4)(A). The Company’s securities may at that time be delisted from Nasdaq. In the event that the Company fails to comply with any other requirement for continued listing during the Monitor Period, the Company will be provided written notice of the deficiency and an opportunity to present a definitive plan to the Panel to regain compliance. The Panel will thereafter render a determination with respect to the Company’s continued listing on Nasdaq. The Company will not be permitted to provide Nasdaq’s Listing Qualifications Department a plan of compliance with respect to any deficiency that arises during the Monitor Period, and Nasdaq’s Listing Qualifications Department will not be permitted to grant additional time for the Company to regain compliance with respect to any deficiency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. WELL SERVICES, INC.

Date:	October 27, 2021	By:	/s/ Kyle O'Neill
Kyle O'Neill Chief Financial Officer